SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 4, 2003 (June 2, 2003)

JAKKS PACIFIC, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22619 Pacific Coast Highway		90265
Malibu, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 456-7799

Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
JUNE 4, 2003

ITEMS IN FORM 8-K

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1*	June 2, 2003 Press Release
99.2*	June 4, 2003 Press Release

*	Filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2003	JAKKS PACIFIC, INC.

	By:	/s/ Jack Friedman Jack Friedman Chairman and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1*	June 2, 2003 Press Release
99.2*	June 4, 2003 Press Release

*	Filed herewith